UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710

(Commission file number)

Delaware (State or other jurisdiction of incorporation)	68-0137069 (I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA (Address of principal executive offices)	94588-8618 (Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     Pursuant to General Instruction F of Form 8-K, the information called for by this item is incorporated herein by reference to the information contained in Item 8 of Amendment No. 37 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Registrant on September 17, 2004.

Item 9.01. Financial Statements and Exhibits

Exhibit
No.	Item
99.1	Item 8 Disclosure in Schedule 14D-9/A (Incorporated by reference to such Item in Amendment No. 37 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Registrant with the SEC on September 17, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2004

PEOPLESOFT, INC.
By:	/s/ KEVIN T. PARKER
Kevin T. Parker
Executive Vice President, Finance and Administration, Chief Financial Officer